                                                                    EXHIBIT 99.2

CASE NAME:      KEVCO MANAGEMENT, INC.                             ACCRUAL BASIS

CASE NUMBER:    401-40788-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             ------

                               FORT WORTH DIVISION
                               -----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2002
                                       ----------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ WILFORD W. SIMPSON                                        TREASURER
----------------------------------------             --------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                           MAY 30, 2002
----------------------------------------             --------------------------
Printed Name of Responsible Party                                Date


PREPARER:


/s/ DENNIS S. FAULKNER                                ACCOUNTANT FOR DEBTOR
----------------------------------------             --------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                         MAY 30, 2002
----------------------------------------             --------------------------
Printed Name of Preparer                                       Date

CASE NAME:    KEVCO MANAGEMENT, INC.                      ACCRUAL BASIS - 1

CASE NUMBER:  401-40788-BJH-11

COMPARATIVE BALANCE SHEET

                                                                         SCHEDULED             MONTH
ASSETS                                                                    AMOUNT              APR-02           MONTH         MONTH
------                                                                   ---------          ---------         -------       -------
1.   Unrestricted Cash (Footnote)                                        6,557,974           2,814,595
2.   Restricted Cash
3.   Total Cash                                                          6,557,974           2,814,595
4.   Accounts Receivable (Net) (Footnote)                                                      300,000
5.   Inventory
6.   Notes Receivable
7.   Prepaid Expenses (FOOTNOTE)                                         3,450,681             306,786
8.   Other (Attach List)                                                   263,606                   0
9.   Total Current Assets                                               10,272,261           3,421,381
10.  Property, Plant & Equipment                                         3,285,885                   0
11.  Less: Accumulated Depreciation/Depletion                           (1,753,163)                  0
12.  Net Property, Plant & Equipment                                     1,532,722                   0
13.  Due From Insiders
14.  Other Assets - Net of Amortization (Attach List)                       36,082                   0
15.  Other (Attach List) (Footnote)                                    153,399,371          39,971,438
16.  Total Assets                                                      165,240,436          43,392,819

POST PETITION LIABILITIES

17.  Accounts Payable
18.  Taxes Payable (FOOTNOTE)                                                                    5,221
19.  Notes Payable
20.  Professional Fees
21.  Secured Debt
22.  Other (Attach List) (Footnote)                                                          1,741,659
23.  Total Post Petition Liabilities                                                         1,746,880

PRE PETITION LIABILITIES

24.  Secured Debt (FOOTNOTE)                                            75,885,064          13,768,129
25.  Priority Debt (FOOTNOTE)                                              200,832                   0
26.  Unsecured Debt                                                      1,779,701           1,377,554
27.  Other (Attach List)                                               242,243,558         169,690,483
28.  Total Pre Petition Liabilities                                    320,109,155         184,836,166
29.  Total Liabilities                                                 320,109,155         186,583,046

EQUITY

30.  Pre Petition Owners' Equity                                                          (154,868,719)
31.  Post Petition Cumulative Profit Or (Loss)                                              (6,299,498)
32.  Direct Charges To Equity (Attach Explanation Footnote)                                 17,977,990
33.  Total Equity                                                                         (143,190,227)
34.  Total Liabilities and Equity                                                           43,392,819

This form _x_ does ___ does not have related footnotes on Footnotes Supplement.

CASE NAME:      KEVCO MANAGEMENT, INC.                    SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                      ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                                          SCHEDULED         MONTH
ASSETS                                                                     AMOUNT          APR-02              MONTH        MONTH
------                                                                     ------          ------              -----        -----
A.  Security Deposit                                                        8,794                   0
B.  Cash Surrender Value: Life Ins.                                       254,812                   0
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8                                               263,606                   0

A.  Organizational Costs                                                   36,082                   0
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                                    36,082                   0

A.  Intercompany Receivables                                          113,743,558                   0
B.  Intercompany Royalties                                             39,655,813          39,971,438
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                                         153,399,371          39,971,438

POST PETITION LIABILITIES

A.  Accrued Liabilities Other                                                                 409,909
B.  Deferred Compensation                                                                     960,371
C.  Accrued Health Claims                                                                     371,379
D.
E.
F.
G.
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                                      1,741,659

PRE PETITION LIABILITIES
A.  Intercompany Payables (Footnote)                                  113,743,558          41,190,483
B.  10 3/8% Senior Sub. Notes                                         105,000,000         105,000,000
C.  Sr. Sub. Exchangeable Notes                                        23,500,000          23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                                                242,243,558         169,690,483

CASE NAME:       KEVCO MANAGEMENT, INC.            ACCRUAL BASIS - 2

CASE NUMBER:     401-40788-BJH-11

INCOME STATEMENT
                                                     MONTH                                QUARTER
REVENUES                                             Apr-02       MONTH        MONTH       TOTAL
--------                                             ------       -----        -----       -----
1.  Gross Revenues                                                                                0
2.  Less: Returns & Discounts                                                                     0
3.  Net Revenue                                            0                                      0

COST OF GOODS SOLD

4.  Material                                                                                      0
5.  Direct Labor                                                                                  0
6.  Direct Overhead                                                                               0
7.  Total Cost Of Goods Sold                               0                                      0
8.  Gross Profit                                           0                                      0

OPERATING EXPENSES

9.  Officer / Insider Compensation                    11,698                                 11,698
10. Selling & Marketing                                                                           0
11. General & Administrative                           2,414                                  2,414
12. Rent & Lease                                       4,820                                  4,820
13. Other (Attach List)                                8,227                                  8,227
14. Total Operating Expenses                          27,159                                 27,159
15. Income Before Non-Operating
    Income & Expense                                 (27,159)                               (27,159)

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                   15,742                                 15,742
17. Non-Operating Expense (Att List)                       0                                      0
18. Interest Expense                                                                              0
19. Depreciation / Depletion                                                                      0
20. Amortization                                                                                  0
21. Other (Attach List)                                                                           0
22. Net Other Income & Expenses                       15,742                                 15,742

REORGANIZATION EXPENSES

23. Professional Fees                                144,752                                144,752
24. U.S. Trustee Fees                                  6,000                                  6,000
25. Other (Attach List)                                                                           0
26. Total Reorganization Expenses                    150,752                                150,752
27. Income Tax                                                                                    0
28. Net Profit (Loss)                               (162,169)                              (162,169)

This form ___ does _x_ does not have related footnotes on Footnotes Supplement.

CASE NAME:     KEVCO MANAGEMENT, INC.                     SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                         ACCRUAL BASIS - 2


INCOME STATEMENT
..                                                                MONTH                                                QUARTER
OPERATING EXPENSES                                              APR-02        MONTH              MONTH                 TOTAL
------------------                                             -------       -------            -------              ---------
A. Utilities & Telephone                                           170                                                   170
B. Payroll Taxes                                                 6,934                                                 6,934
C. Contract Labor                                                  225                                                   225
D. Insurance                                                       898                                                   898
E.                                                                                                                         0
TOTAL OTHER OPERATING EXPENSES - LINE 13                         8,227                                                 8,227

OTHER INCOME & EXPENSES

A. Bad Debt Collection                                          15,742                                                15,742
B.                                                                                                                         0
C.                                                                                                                         0
D.                                                                                                                         0
E.                                                                                                                         0
TOTAL NON-OPERATING INCOME - LINE 16                            15,742                                                15,742

A.                                                                                                                         0
B.                                                                                                                         0
C.                                                                                                                         0
D.                                                                                                                         0
E.                                                                                                                         0
TOTAL NON-OPERATING  EXPENSE - LINE 17                               0                                                     0

REORGANIZATION EXPENSES

A.                                                                                                                         0
B.                                                                                                                         0
C.                                                                                                                         0
D.                                                                                                                         0
E.                                                                                                                         0
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25                        0          0                  0                       0

CASE NAME:           KEVCO MANAGEMENT, INC.                 ACCRUAL BASIS - 3

CASE NUMBER:         401-40788-BJH-11


CASH RECEIPTS AND                                MONTH                                     QUARTER
DISBURSEMENTS                                   APR-02         MONTH         MONTH          TOTAL
-----------------                               ------         -----         -----         -------
1.   Cash - Beginning Of Month                               SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition
4.   Post Petition
5.   Total Operating Receipts

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)
7.   Sale of Assets
8.   Other (Attach List)
9.   Total Non-Operating Receipts
10.  Total Receipts
11.  Total Cash Available

OPERATING DISBURSEMENTS

12.  Net Payroll
13.  Payroll Taxes Paid
14.  Sales, Use & Other Taxes Paid
15.  Secured / Rental / Leases
16.  Utilities
17.  Insurance
18.  Inventory Purchases
19.  Vehicle Expenses
20.  Travel
21.  Entertainment
22.  Repairs & Maintenance
23.  Supplies
24.  Advertising
25.  Other (Attach List)
26.  Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.  Professional Fees
28.  U.S. Trustee Fees
29.  Other (Attach List)
30.  Total Reorganization Expenses
31.  Total Disbursements
32.  Net Cash Flow
33.  Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANAGEMENT, INC.          SUPPLEMENT TO ACCRUAL BASIS -3
                                                 APRIL, 2002
CASE NUMBER:     401-40788-BJH-11                CASH RECEIPTS AND DISBURSEMENTS

                                                       DIST LP       MFG      MGMT         HOLDING    COMP     KEVCO INC    TOTAL
                                                       -------       ---    ---------      -------    ----     ---------  ---------
 1. CASH--BEGINNING OF MONTH                              --      110,582   2,832,011         --         --         --    2,942,593

   RECEIPTS FROM OPERATIONS
 2. CASH SALES                                            --           --                                                        --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3. PRE PETITION                                          --           --                                                        --
 4. POST PETITION                                                      --                                                        --

 5. TOTAL OPERATING RECE  IPTS                            --           --          --         --         --         --           --

   NON OPERATING RECEIPTS
 6. LOANS & ADVANCES                                                   --                                                        --
 7. SALE OF ASSETS                                                     --                                                        --
 8. OTHER                                                 --           19      15,742         --         --         --       15,761
      INTERCOMPANY TRANSFERS                                                       --         --                                 --
           SALE EXPENSE REIMBURSEMENT
           INCOME TAX REFUND
           RENT
           PAYROLL TAX ADVANCE RETURNED
           MISC.                                                               15,742                    --
           INTEREST INCOME                                             19

 9. TOTAL NON OPERATING RECEIPTS                          --           19      15,742         --         --         --       15,761

10. TOTAL RECEIPTS                                        --           19      15,742         --         --         --       15,761

11. CASH AVAILABLE                                        --      110,601   2,847,753         --         --         --    2,958,354

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                                11,698                                        11,698
13. PAYROLL TAXES PAID                                                 --       6,934                                         6,934
14. SALES, USE & OTHER TAXES PAID                                      --                                                        --
15. SECURED/RENTAL/LEASES                                              --       4,820                                         4,820
16. UTILITIES                                                          --         170                                           170
17. INSURANCE                                                          --         898                                           898
18. INVENTORY PURCHASES                                                --                                                        --
19. VEHICLE EXPENSE                                                    --                                                        --
20. TRAVEL                                                             --                                                        --
21. ENTERTAINMENT                                                      --                                                        --
22. REPAIRS & MAINTENANCE                                              --                                                        --
23. SUPPLIES                                                           --                                                        --
24. ADVERTISING                                                                                                                  --
25. OTHER                                                 --            8       2,638         --         --         --        2,646
           LOAN PAYMENTS                                               --          --                                            --
               FREIGHT                                                 --                                                        --
               CONTRACT LABOR                                          --                                                        --
               401 K PAYMENTS                                          --                                                        --
               PAYROLL TAX ADVANCE ADP                                                                                           --
               WAGE GARNISHMENTS                                                                                                 --
               MISC.                                                    8       2,638                                         2,646

26. TOTAL OPERATING DISBURSEMENTS                         --            8      27,158         --         --         --       27,166

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                             110,593                                                   110,593
28. US TRUSTEE FEES                                                    --       6,000                                         6,000
29. OTHER                                                                                                                        --
30. TOTAL REORGANIZATION EXPENSE                          --      110,593       6,000         --         --         --      116,593

31. TOTAL DISBURSEMENTS                                   --      110,601      33,158         --         --         --      143,759

32. NET CASH FLOW                                         --     (110,582)    (17,416)        --         --         --     (127,998)

33. CASH - END OF MONTH                                   --           --   2,814,595         --         --         --    2,814,595

CASE NAME:      KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 4

CASE NUMBER:    401-40788-BJH-11

                                                 SCHEDULED         MONTH
ACCOUNTS RECEIVABLE AGING                          AMOUNT          APR-02          MONTH         MONTH
----------------------------                     ---------        --------        -------       -------
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +                                                          300,000
5.   Total Accounts Receivable                          0          300,000
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)  (FOOTNOTE)              0          300,000

AGING OF POST PETITION                                        MONTH:   April-02
TAXES AND PAYABLES                                                  -----------

                                        0 - 30        31 - 60    61 - 90     91 +
TAXES PAYABLE                            DAYS          DAYS       DAYS       DAYS      TOTAL
-------------                            ----          ----       ----       ----      -----
1.   Federal                                                                                0
2.   State                                                                                  0
3.   Local                                                                                  0
4.   Other (See below)                   5,221                                          5,221
5.   Total Taxes Payable                 5,221            0          0          0       5,221
6.   Accounts Payable                                                                       0

                                                              MONTH:   April-02
STATUS OF POST PETITION TAXES                                       -----------



                                      BEGINNING TAX        AMOUNT WITHHELD                          ENDING TAX
FEDERAL                                 LIABILITY *        AND/OR  ACCRUED      (AMOUNT PAID)       LIABILITY
----------                            ---------------      ---------------      -------------       -----------
1.   Withholding **                                             (4,286)              4,286                  0
2.   FICA - Employee **                                         (1,324)              1,324                  0
3.   FICA - Employer **                                         (1,324)              1,324                  0
4.   Unemployment                                                                        0                  0
5.   Income                                                                                                 0
6.   Other (Attach List)
7.   Total Federal Taxes                        0               (6,934)              6,934                  0

STATE AND LOCAL

8.   Withholding                                                                         0                  0
9.   Sales                                                                                                  0
10.  Excise                                                                                                 0
11.  Unemployment                                                                        0                  0
12.  Real Property (FOOTNOTE)               5,221                                                       5,221
13.  Personal Property                                                                                      0
14.  Other (Attach List)                                                                                    0
15.  Total State And Local                  5,221                    0                   0              5,221
16.  Total Taxes                            5,221               (6,934)              6,934              5,221

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ----    -----

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 5

CASE NUMBER:    401-40788-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                 MONTH: April-02
                                                                        --------

BANK RECONCILIATIONS                           Account # 1             Account # 2
-------------------------                  -------------------      ------------------
A.   BANK:                                   Bank of America         Bank of America         Other Accounts             TOTAL
B.   ACCOUNT NUMBER:                           1295026976              3751629012             (Attach List)
C.   PURPOSE (TYPE):                        Operating Account        DIP Disbursement
                                                                         Account
1.   Balance Per Bank Statement                    85,998                 29,171                2,705,426              2,820,595
2.   Add: Total Deposits Not Credited                                                                   0                      0
3.   Subtract: Outstanding Checks                                         (6,000)                       0                 (6,000)
4.   Other Reconciling Items                                                                            0                      0
5.   Month End Balance Per Books                   85,998                 23,171                2,705,426              2,814,595
6.   Number of Last Check Written                  N/A                     N/A

INVESTMENT ACCOUNTS

                                               DATE OF                 TYPE OF
BANK, ACCOUNT NAME & NUMBER                    PURCHASE               INSTRUMENT           PURCHASE PRICE           CURRENT VALUE
---------------------------                    --------               ----------           --------------           -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                                0                       0

CASH
12.  Currency On Hand                                                                                                         0
13.  Total Cash - End of Month                                                                                        2,814,595

This form     does  x  does not have related footnotes on Footnotes Supplement.
         ----     ----

CASE NAME:      KEVCO MANAGEMENT, INC.                           SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                             ACCRUAL BASIS - 5

                                                               MONTH: April-02
                                                                      --------

BANK RECONCILIATIONS                                Account # 3       Account # 4       Account # 5
--------------------                             ----------------     ------------    -------------
A.   BANK:                                       Bank of America/       Bank of           Bank of           TOTAL
                                                  Nations Funds        America           America          OTHER BANK
B.   ACCOUNT NUMBER:                                  846713           3751775241       3750801912         ACCOUNTS
C.   PURPOSE (TYPE):                              Kevco, Inc. S-T       Stay Pay       Payroll-Mgmt
                                                    Investment
1.   Balance Per Bank Statement                      2,613,260           88,200             3,966         2,705,426
2.   Add: Total Deposits Not Credited                                                                             0
3.   Subtract: Outstanding Checks                                                                                 0
4.   Other Reconciling Items                                                                                      0
5.   Month End Balance Per Books                     2,613,260           88,200             3,966         2,705,426
6.   Number of Last Check Written                       N/A               N/A               N/A

INVESTMENT ACCOUNTS

                                                   DATE OF           TYPE OF          PURCHASE           CURRENT
BANK, ACCOUNT NAME & NUMBER                       PURCHASE          INSTRUMENT          PRICE             VALUE
---------------------------                       --------          ----------        --------           --------
A.

B.

C.

D.

   TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10                                               0                 0

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 6

CASE NUMBER:    401-40788-BJH-11
                                                                 MONTH: April-02
                                                                        --------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                  TYPE OF            AMOUNT         TOTAL PAID
            NAME                  PAYMENT             PAID            TO DATE
            ----                  -------            ------         ---------
1.   Sharon Romere                Expense Reimb.         225           1,949
2.   Joe Tomczak                  Expense Reimb.                         626
3.   John Wittig                  Expense Reimb.                         263
4.   Sharon Romere                Payroll                            126,246
5.   Joe Tomczak                  Payroll                            177,884
6.   John Wittig                  Payroll                            144,039
7.   Wil Simpson                  Payroll             11,698         233,961
     Other (see attached)                                  0         132,293
8.   Total Payments To Insiders                       11,923         817,261

                                  PROFESSIONALS

                                      DATE OF
                                     COURT ORDER                                                                   TOTAL
                                     AUTHORIZING              AMOUNT              AMOUNT        TOTAL PAID        INCURRED
            NAME                       PAYMENT               APPROVED              PAID          TO DATE          & UNPAID*
            ----                     -----------            ----------          ------------    -----------      ----------
1.   Haynes and Boone                 3/20/2001             1,272,064                           1,272,064
2.   Lain, Faulkner & Co., P.C.       3/20/2001               327,594               34,159        327,594
3.   Baker & McKenzie                 3/20/2001               288,151                             288,151
4.   Gordion Group                    3/20/2001                17,438                              17,438
5.   (Attach List)                                            139,106              110,593        139,106
6.   Total Payments To Professionals                        2,044,353              144,752      2,044,353              0

         * Include all fees incurred, both approved and unapproved

           POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND
                          ADEQUATE PROTECTION PAYMENTS

                              SCHEDULED            AMOUNTS              TOTAL
                               MONTHLY              PAID               UNPAID
                               PAYMENTS            DURING               POST
NAME OF CREDITOR                 DUE               MONTH              PETITION
----------------              ----------        ------------        -----------
1.   Bank of America             N/A                                 13,768,129
2.   Leases Payable                                                   none
3.
4.
5.   (Attach List)
6.   TOTAL                         0                     0           13,768,129


This form     does  x  does not have related footnotes on Footnotes Supplement.
         ----     ----

ASE NAME:      KEVCO MANAGEMENT, INC.                          SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                            ACCRUAL BASIS - 6

PAYMENTS TO INSIDERS AND PROFESSIONALS                        MONTH: April-02
                                                                     --------
                                    INSIDERS

                                  TYPE OF            AMOUNT         TOTAL PAID
            NAME                  PAYMENT             PAID            TO DATE
            ----                  -------            ------         ---------
A.   Bill Estes                  Director's Fees                         13,000
B.   Peter McKee                 Director's Fees                         12,000
C.   Richard Nevins              Director's Fees                         13,000
D.   Wingate Partners            Management Fee                          89,390
E.   Wingate Partners            Expense Reimb.                           3,984
F.   Wil Simpson                 Expense Reimb.                             919
G.
H.
TOTAL OTHER PAYMENTS TO
INSIDERS -  LINE 5                                                      132,293

                                  PROFESSIONALS

                                      DATE OF
                                     COURT ORDER                                                           TOTAL
                                     AUTHORIZING          AMOUNT          AMOUNT       TOTAL PAID        INCURRED
            NAME                       PAYMENT           APPROVED          PAID          TO DATE         & UNPAID*
            ----                     -----------        ----------     ------------    -----------      ----------
A.   Ernst & Young                    3/20/2001            65,764         37,251          65,764
B.   Mark MacDonald & Assoc.          3/20/2001            49,382         49,382          49,382
C.   David T. Roberts                 3/20/2001            23,960         23,960          23,960
D.
E.
F.
G.
H.
TOTAL OTHER PAYMENTS TO
PROFESSIONALS-LINE 5                                      139,106        110,593         139,106

            * Include all fees incurred, both approved and unapproved


              POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND
                            ADEQUATE PROTECTION PAYMENTS

                                     SCHEDULED            AMOUNTS            TOTAL
                                      MONTHLY              PAID              UNPAID
                                      PAYMENTS             DURING            POST
         NAME OF CREDITOR               DUE                MONTH            PETITION
         ----------------            ----------        ------------        -----------
A.
B.
C.
D.
E.
STATUS OF OTHER CREDITORS - LINE 5

CASE NAME:      KEVCO MANAGEMENT, INC.                      ACCRUAL BASIS - 7

CASE NUMBER:    401-40788-BJH-11                              MONTH: April-02
                                                                     --------
QUESTIONNAIRE

                                                                                                               YES            NO
                                                                                                               ---            --
1.    Have any Assets been sold or transferred outside the normal course of business this reporting period?                   X

2.    Have any funds been disbursed from any account other than a debtor in possession account?                               X

3.    Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                   X

4.    Have any payments been made on Pre Petition Liabilities this reporting period?                                          X

5.    Have any Post Petition Loans been received by the debtor from any party?                                                X

6.    Are any Post Petition Payroll Taxes past due?                                                                           X

7.    Are any Post Petition State or Federal Income Taxes past due?                                                           X

8.    Are any Post Petition Real Estate Taxes past due?                                                                       X

9.    Are any other Post Petition Taxes past due?                                                                             X

10.   Are any amounts owed to Post Petition creditors delinquent?                                                             X

11.   Have any Pre Petition Taxes been paid during the reporting period?                                                      X

12.   Are any wage payments past due?                                                                                         X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

See Footnote

INSURANCE

                                                                                                               YES            NO
                                                                                                               ---            --
1.    Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?           X

2.    Are all premium payments paid current?                                                                    X

3.    Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS


TYPE OF POLICY                            CARRIER                   PERIOD COVERED             PAYMENT AMOUNT & FREQUENCY
--------------                         ------------                 --------------             --------------------------
Property, General Liability, Auto      Aon Risk Services            3/1/02--9/1/02             Semi-Annual   $98,598
D&O Liability                          Great American Insurance     11/1/2001-10/31/2004       Annual        $64,657

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---     ----

CASE NAME:      KEVCO MANAGEMENT, INC.                      FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40788-BJH-11                            ACCRUAL BASIS

                                                                 MONTH: April-02
                                                                        --------

ACCRUAL
BASIS
FORM
NUMBER   LINE NUMBER     FOOTNOTE / EXPLANATION
------   -----------     ----------------------

 1         1             Pursuant to the February 12, 2001 Order (1) Authorizing
 3         1             Continued Use of Existing Forms and Records; (2)
                         Authorizing Maintenance of Existing Corporate Bank
                         Accounts and Cash Management System; and (3) Extending
                         Time to Comply with 11 U.S.C. Section 345 Investment
                         Guidelines, funds in the Bank of America and Key Bank
                         deposit accounts are swept daily into Kevco's lead
                         account number 1295026976. The Bank of America lead
                         account is administered by, and held in the name of
                         Kevco Management Co. Accordingly, all cash receipts and
                         disbursements flow through Kevco Management's Bank of
                         America DIP account. A schedule allocating receipts and
                         disbursements among Kevco, Inc. and its subsidiaries is
                         included in this report as a Supplement to Accrual
                         Basis -3.



 1         4             In September 2001, Liberty Mutual, Debtor's Workman's
                         Compensation carrier, drew $300,000 on a letter of
                         credit issued during 2000. Debtor believes, after a
                         final audit of its Workman's Compensation account, that
                         the amount drawn will be refunded in full.

 1         7             Prepaid Expenses consist primarily of professional fee
                         retainers.

 1        15             Intercompany receivables/payables are from/to co-debtors
 1        27A            Kevco Manufacturing, LP (Case No. 401-40784-BJH-11),
 7         3A            Kevco Distribution, LP (Case No. 401-40789-BJH-11),
                         Kevco Holding, Inc. (Case No. 401-40785-BJH-11), DCM
                         Delaware, Inc. (Case No. 401-40787-BJH-11), Kevco GP,
                         Inc. (Case No. 401-40786-BJH-11), Kevco Components,
                         Inc. (Case No. 401-40790-BJH-11), and Kevco, Inc. (Case
                         No. 401-40783-BJH-11). Changes in intercompany have not
                         been reflected as post-petition assets and liabilities.

 1        18             Property tax liabilities represent accruals of tax and
 4        12             are not yet due.


 1        22             The Debtor records on its books accruals for certain
                         liabilities based on historical estimates. While the
                         known creditors were listed on the Debtor's Schedules,
                         the estimated amounts were not. Accordingly, for
                         purposes of this report, the accrued liabilities are
                         reflected as post-petition "Accrued Liabilities."

 1        24             Adjustments to equity are due to secured debt
 1        32             reductions pursuant to the sales of Kevco
                         Manufacturing, LP's operating divisions, the asset sale
                         of the South Region of Kevco Distribution, as well as
                         direct cash payments. The secured debt owed to Bank of
                         America by Kevco, Inc. (Case No. 401-40783-BJH-11) has
                         been guaranteed by all of its co-debtors (see Footnote
                         1,15); therefore, the secured debt is reflected as a
                         liability on all of the Kevco entities. The charge to
                         equity is simply an adjustment to the balance sheet.

 1        25             Pursuant to Order dated February 12, 2001 and
                         Supplemental Order dated March 14, 2001, debtors were
                         authorized to pay pre-petition salaries and wages up to
                         a maximum of $4,300 per employee. Debtors were also (a)
                         allowed to pay accrued vacation to terminated employees
                         and (b) permitted to continue allowing employees to use
                         vacation time as scheduled.